STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (this “Agreement”) dated as of November ___, 2011 in favor of Hyman Belzberg, William Belzberg and Caddo Management, Inc., a Louisiana corporation (collectively, "Lender") from Black Rock Capital, Inc., an Arkansas corporation (“Pledgor”).

WHEREAS Lender has agreed to loan to Red Mountain Resources, Inc., a Florida corporation (“Borrower”) the sum of Four Million and No/100 Dollars ($4,000,000.00) pursuant to a Senior Secured Promissory Note dated November 16, 2011 herewith (as amended, modified, restated or supplemented from time to time, the “Note”), and as a condition of making additional advances under the Note has required Pledgor, which is a wholly owned subsidiary of Borrower, pledge an aggregate of 2,136,164 shares of common stock ("Common Stock") in Cross Border Resources, Inc. (Nasdaq Symbol:  XBOR) in favor of Lender; and

WHEREAS as security for Borrower’s obligations under the Note and any of the other documents securing or related to the Note (collectively, the “Obligations”), and as material consideration for agreeing to make the Loan to Borrower, without which Lender would not make the Loan, Lender has requested, and Pledgor has agreed, to pledge to Lender a second priority security interest in and to the Pledged Stock (as defined below), second only to the interests of First State Bank of Lonoke (“Senior Lender”), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions.

All capitalized terms used herein which are not defined shall have the meanings given to them in the Note.

2.   Pledge and Grant of Security Interest.

To secure the full and punctual payment and performance of the (a) Obligations and (b) all other indebtedness, obligations and liabilities of Pledgor and Borrower to Lender whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise ((a) and (b) collectively, the “Indebtedness”), Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Lender in all of the following (the “Collateral”):

2.1.   the shares of Common Stock set forth on Schedule A annexed hereto and expressly made a part hereof (the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock; and

2.2.   all additional shares of stock from time to time acquired by Pledgor with respect to the Pledged Stock in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off ("Additional Pledged Securities", which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds (and proceeds from such proceeds) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

2.3.   all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock.

3.   Delivery of Collateral.

All original certificates representing or evidencing the Pledged Stock are held by the Senior Lender on the date hereof (and immediately upon the acquisition of any Additional Pledged Securities), and are or will be the subject of an intercreditor agreement by and between Senior Lender, Lender, Borrower and Pledgor.     At any time after Lender becomes the first priority lien holder under the intercreditor agreement:  (a) upon demand by Lender, Pledgor shall deliver to Lender any certificates, instruments or other distributions issued in connection with the Collateral directly to Lender, in each case to be held by Lender subject to the terms hereof; (b) Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock or Additional Pledged Securities for certificates or instruments of smaller or larger denominations.  Lender’s duty of care with respect to the Collateral, if any, in its possession (as imposed by law) shall be deemed fulfilled if Lender exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession  of a bailee or other third party, exercises reasonable care in the selection of the bailee or other third party, and Lender need not otherwise preserve, protect, insure or care for any Collateral.   In the event that the Pledged Stock or Additional Pledged Securities is not certificated, Pledgor has or will make such other arrangements to insure that Senior Lender (or Lender, if applicable, following such time as Lender becomes the first priority lienholder) has “control” (as defined in the Uniform Commercial Code) over the Pledged Stock.  Notwithstanding the foregoing, Lender shall be entitled, on and after the date hereof, to file any and all such financing statements with regard to the Collateral as it shall deem necessary and desirable.

4.   Representations and Warranties of Pledgor.

Pledgor represents and warrants to Lender (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full and the Note has been irrevocably cancelled) that:

4.1.   Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

4.2.   The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder have been duly and properly authorized and do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

4.3.   This Agreement constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

4.4.   Pledgor is the direct and beneficial owner of each share of the Pledged Stock, and has not pledged, assigned or transferred any interest in the Pledged Stock to any party other than Senior Lender and Lender.

4.5.   All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

4.6.   Upon execution of the intercreditor agreement, this Agreement creates and grants a valid lien on and perfected security interest in the Collateral and the proceeds thereof, and except for the rights of Senior Lender, subject to no prior security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”) or to any agreement purporting to grant to any third party a Lien upon the property or assets of Pledgor which would include the Collateral.

4.7.   There are no restrictions on transfer of the Pledged Stock contained in Articles of Incorporation, by-laws or other governing documents of the Pledgor or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

4.8.   None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

4.9.   There are no pending or, to the best of Pledgor’s knowledge after due and diligent inquiry, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

4.10.   No consent, approval, authorization or other order of any person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by Pledgor either (i) for the pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

4.11.   No notification of the pledge evidenced hereby to any person is required.

4.12.   As of the date hereof, there are no existing options, warrants, calls or commitments (or convertible securities) of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock, and after the date hereof, no such options, warrants calls or commitments (or convertible securities) shall exist unless expressly permitted by Lender in writing.

4.13           The Pledged Stock, together with the real and personal property described in the Deed of Trust of even date herewith from Pledgor’s affiliate, Black Rock Capital, Inc., constitute all of the oil, gas and mineral interests of Pledgor and its subsidiaries as of the date hereof.

The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

5.   Covenants.

Until such time as all of the Indebtedness has been paid in full and the Note has been irrevocably terminated, Pledgor shall:

5.1.   Not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

5.2.   At Pledgor’s expense, defend Lender’s right, title and security interest in and to the Collateral against the claims of any Person and keep the Collateral free from all Liens, except for the Liens granted to Lender under this Agreement.

5.3.   At any time, and from time to time, upon the written request of Lender, execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Lender upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Lender.  Until receipt thereof, and upon the occurrence of an Event of Default, this Agreement shall constitute Pledgor’s proxy to Lender or its nominee to vote all shares of Collateral then registered in Pledgor’s name in accordance with the instruction of Lender.

5.4.   Within two (2) business days of receipt thereof by Pledgor, deliver to Lender all notices and statements relating to the Collateral received by Pledgor.

5.5.   Not default under its obligations to Senior Lender.

6.   Voting Rights and Dividends.

In addition to Lender’s rights and remedies set forth in Section 8 hereof and subject to the intercreditor agreement, in case an Event of Default shall have occurred and has been declared by Lender, Lender shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral and (iii) be entitled to collect and receive for its own use cash dividends payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights paid on the Collateral (Pledgor hereby irrevocably constituting and appointing Lender, with full power of substitution, the proxy and attorney-in-fact of Pledgor for all such purposes).  Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Lender, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that Pledgor shall give at least five (5) days’ written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends payments, proceeds, distributions, monies, compensation, property, assets, instruments or rights and all other distributions on account of any of the Collateral, whenever paid or made, shall be delivered to Lender to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement).

7.   Events of Default.

The term “Event of Default” wherever used herein shall mean the occurrence of any one of the following events:

7.1.   An Event of Default shall occur under the Note or, under any of the other documents securing or incidental to the Note, or Borrower or Pledgor shall default in the payment of any Obligation, in any case, which default continues following the expiration of any applicable notice and cure period;

7.2.   Pledgor or Borrower shall default in the performance of any of its undertakings, or obligations under any agreement among Pledgor and/or Borrower and Lender, including, without limitation, this Agreement, which default continues following the applicable notice and cure period (and in the case of any obligations hereunder, for a period of ten days following notice from Lender);

7.3.   Any representation, warranty, statement or covenant made or furnished to Lender by or on behalf of Pledgor or Borrower proves to have been false in any material respect when made or furnished or is breached, violated or not complied with and shall have continued unremedied for a period of 10 days after written notice thereof from Lender; or

7.4.   The Collateral is subjected to levy of execution, attachment, distraint or other judicial process; or the Collateral is the subject of a claim (other than by Lender of a Lien or other right or interest) in or to the Collateral.

7.5.   Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within 60 days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

8.   Remedies.

Upon the occurrence of an Event of Default, Pledgor hereby appoints Lender as Pledgor's attorney-in-fact for the purpose, from and after the occurrence and during the continuance of an Event of Default, of carrying out the provisions of this Agreement and taking any action and executing any instrument that Lender from time to time in Lender's reasonable discretion may deem necessary or advisable to accomplish the purposes of this Agreement.  Without limiting the generality of the foregoing, Lender may:

8.1.   Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any part thereof), as Lender may determine in its sole discretion;

8.2.   Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

8.3.   Exercise all rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledgor, or upon the exercise by the Pledgor of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

8.4.   Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by Lender, at any private or public sale or auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Lender in its sole discretion may determine, or as may be required by applicable law.

8.5.   Cure any default of Borrower or Pledgor as to the loan(s) from Senior Lender.

Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder.  At any such sale, unless prohibited by applicable law, Lender may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption.  All moneys received by Lender hereunder whether upon sale of the Collateral or any part thereof or otherwise shall be held by Lender and applied by it as provided in Section 11 hereof.  No failure or delay on the part of Lender in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.  Lender shall have no duty as to the collection or protection (if applicable) of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 11 hereof.  Lender may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness.  In addition to the foregoing, Lender shall have all of the rights, remedies and privileges of a secured party under applicable law and the Uniform Commercial Code of Texas regardless of the jurisdiction in which enforcement hereof is sought.

9.   Registration.

If Lender shall exercise its right to sell all or any part of the Collateral, and if, in the opinion of counsel for Lender, it is necessary to have the Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), Pledgor will execute and deliver, and cause the directors and officers of Pledgor to execute and deliver, all at the Pledgor's expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Collateral being sold under the provisions of the Securities Act.  Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Lender or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Pledgor shall also comply with the provisions of the “Blue Sky” law of any jurisdiction which Lender shall designate in connection with any sale hereunder.

10.   Private Sale.

Notwithstanding anything contained in Section 9, Pledgor recognizes that Lender may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner.  Pledgor agrees that Lender has no obligation to delay sale of any Collateral for the period of time necessary to register the Collateral for public sale under the Securities Act.

11.   Proceeds of Sale.

The proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral shall be applied by Lender as follows:

11.1.   First, to the payment of all costs, expenses and charges of Lender and to the reimbursement of Lender for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Collateral (including, without limitation, the expenses of any sale or other proceeding, attorneys’ fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Lender in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the interest rate prescribed in the Note.

11.2.   Second, to the payment of the Indebtedness, in whole or in part, in such order as Lender may elect, whether such Indebtedness is then due or not due.

11.3.   Third, to such persons as required by applicable law including, without limitation, Section 9-615(a)(3) of the Uniform Commercial Code.

11.4.   Fourth, to the extent of any surplus thereafter remaining, to Pledgor or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency together with interest thereon at the interest rate prescribed in the Note plus the costs and fees of any attorneys employed by Lender to collect such deficiency.

Lender, in its sole and absolute discretion, with or without notice to Pledgor, may deposit any proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

12.   Waiver of Marshaling.

Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

13.   Lender Appointed Attorney-In-Fact and Performance by Lender.  Upon the occurrence of an Event of Default, Pledgor hereby irrevocably constitutes and appoints Lender as Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Lender may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Lender’s name.   Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable.  If Pledgor fails to perform any agreement herein contained, Lender may itself perform or cause performance thereof, and any costs and expenses of Lender incurred in connection therewith shall be paid by Pledgor as provided in Section 23 hereof.

14.   Termination.

This Agreement shall terminate and Pledgor shall be entitled to the return, at Pledgor’s expense, of such of the Collateral as has not theretofore been sold, disposed of or otherwise applied pursuant to this Agreement upon payment in full of the Indebtedness and irrevocable termination of the Note.

15.   Notices.

Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile or email  (facsimile or email receipt confirmed electronically) or shall be sent by a reputable express delivery service addressed as follows:

If to the Pledgor to:

Attn:	Alan Barksdale
Fax No.:	(214) 871-0406
email:	alan@redmountainresources.com

If to the Lender to:

Hyman Belzberg
William Belzberg
Caddo Management, Inc.
9665 Wilshire Blvd., Suite M-10
Beverly Hills, CA 90212
Attn:  William Belzberg
Fax No.: 310-271-6274
email: kbd@westminstercapital.com

Either party hereto may change the above specified recipient or mailing address by notice to the other party given in the manner herein prescribed.  All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile or email, provided that any such facsimile or email is received during regular business hours at the recipient's location) or on the day shown on the return receipt (if delivered by mail or delivery service).

16.   Governing Law.

This Agreement and all rights and obligations hereunder shall be governed by and construed and enforced in all respects in accordance with the laws of the State of Texas applied to contracts to be performed wholly within the State of Texas.

17.   Waivers.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

18.   Litigation.

PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT.  ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS.  PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF TEXAS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.  PLEDGOR AND LENDER EACH WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

19.   No Waiver; Cumulative Remedies.

Any and all of Lender's rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, (c) any delay, extension of time, renewal, compromise or other indulgence granted by Lender in reference to any of the Indebtedness, (d) any lack of validity or enforceability of any Note, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (e) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Note or any other agreement or instrument, or (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or this Agreement.  Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance.  No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

20.   Severability.

In case any security interest or other right of Lender shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.  In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

21.   Counterparts; Facsimiles.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Any signature delivered by a party by facsimile transmission or by other electronic means such as “pdf” shall be deemed an original signature hereto.

22.   Miscellaneous.

22.1.   This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and neither this Agreement nor any term hereof may be changed, discharged or terminated orally, but only by an instrument in writing, signed by Lender and Pledgor.  No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

22.2.   This Agreement shall be binding upon Pledgor, and Pledgor’s successors and assigns, and shall inure to the benefit of Lender and its successors and assigns, except that Pledgor shall not have any right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Note Purchase Agreement.

22.3.   The headings and captions in this Agreement are for purposes of reference only and shall not constitute part of this Agreement for any other purpose.

23.   Expenses.

The Collateral shall also secure, and Pledgor shall pay to Lender on demand, from time to time, all costs and expenses, (including but not limited to, attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Lender under this Agreement or with respect to any of the Indebtedness.

24.   Intercreditor Agreement.

To the extent that the terms of this Agreement conflict with the provisions of any intercreditor agreement signed following the date hereof, the parties agree that the terms of any such intercreditor agreement shall control.

25.   Recapture.

Anything in this Agreement to the contrary notwithstanding, if Lender receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, Pledgor’s obligations to Lender shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.

[END OF TEXT; SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

“Pledgor”

Black Rock Capital, Inc. an Arkansas corporation

By:________________________________
Name: Alan Barksdale Its: President

SCHEDULE A

PLEDGED STOCK

Issuer	Class of Stock	Stock Certificate Numbers	Number of Shares
Cross Border Resources, Inc.	Common		2,136,164